UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
March 30, 2020
Date of Report (Date of earliest event reported)
CASTLIGHT HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36330	26-1989091
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
150 Spear Street, Suite 400
San Francisco, CA 94105
(Address of principal executive offices)
(415) 829-1400
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)
Not applicable

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.0001 per share	CSLT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 30, 2020, Castlight Health, Inc. (the “Company”) received written notice from the New York Stock Exchange (the “NYSE”) that the Company is no longer in compliance with the NYSE continued listing standard set forth in Section 802.01C of the NYSE Listed Company Manual, which requires listed companies to maintain an average closing share price of at least $1.00 over a consecutive 30 trading-day period.

To regain compliance with the minimum share price requirement, the Company may be afforded a six-month cure period, ending on September 30, 2020, subject to possible extension if the Company determines to remedy the non-compliance by taking action that will require shareholder approval. The Company can also demonstrate compliance at any time during the cure period, if on the last trading day of any calendar month during the cure period, its Class B common stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. If the Company fails to regain compliance with Section 802.01C during the cure period, its Class B common stock will be subject to the NYSE’s suspension and delisting procedures.

The Company’s Class B common stock will continue to be listed and traded on the NYSE during the cure period, subject to continued compliance with the other listing requirements. However, the Company's trading symbol “CSLT” will be assigned a “.BC” indicator by the NYSE to signify that the status of the stock is “below compliance” with the NYSE continued listing requirements. The “.BC” indicator will be removed when the Company regains compliance.

The NYSE notice does not affect the Company's ongoing business operations or its Securities and Exchange Commission reporting requirements.

Item 7.01. Regulation FD Disclosure.

On March 31, 2020, the Company issued a press release announcing its receipt of the NYSE notice. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information provided pursuant to this Item 7.01 (including Exhibit 99.1) is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1 Castlight Health, Inc. press release, dated March 31, 2020.
104 Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLIGHT HEALTH, INC.
Date:	March 31, 2020	By:	/s/ Will Bondurant
Will Bondurant
Chief Financial Officer